UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 3)

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 8, 2006

                            Regency Affiliates, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                     1-7949                   72-0888772
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(State or other jurisdiction        (Commission             (I.R.S. Employer
     of incorporation)              File Number)           Identification No.)

610 N.E. Jensen Beach, Florida                                          34957
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (772) 334-8181

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events.

The Company's next annual meeting of stockholders (the "Next Meeting") has been rescheduled and will now take place at 10:00 a.m. on June 29, 2006. The deadline for submission of a proposal by a stockholder (i) to be included in the Company's proxy statement for the Next Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, or (ii) to be brought before the Next Meeting outside of the processes of Rule 14a-8 is close of business on May 26, 2006.

Item 9.01 Financial Statements and Exhibits.

      (a)   N/A
      (b)   N/A
      (c)   N/A
      (d)   Exhibit 99.1 Press Release dated May 16, 2006

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             REGENCY AFFILIATES, INC.


                                             By: /s/ Laurence S. Levy
                                                 -------------------------------
                                             Name: Laurence S. Levy
                                             Title: President

Date: May 16, 2006